Exhibit 10.7

Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), effective as of February 11, 2021, is made and entered into by and between Hony Capital Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Hony Capital Acquisition Sponsor LLC, a Cayman Islands limited liability company (the “Buyer”).

RECITALS:

WHEREAS, the Buyer wishes to subscribe for an aggregate of 8,625,000 Class B ordinary shares (the “Shares”), par value $0.0001 per share, of the Company, and the Company wishes to issue the Shares to the Buyer, on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The terms defined in this Article I shall have for all purposes of this Agreement the respective meanings set forth below:

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Buyer” shall have the meaning set forth in the preamble to this Agreement.

“Class B ordinary shares” shall have the meaning set forth in the recitals to this Agreement.

“Closing” shall have the meaning set forth in Section 2.3 of this Agreement.

“Closing Date” shall have the meaning set forth in Section 2.3 of this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Consent” means any consent, approval, notification, waiver, or other similar action that is necessary or convenient.

“Government Authority” shall mean any legislature, agency, bureau, branch, department, division, commission, court, tribunal or other similar recognized organization or body of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority.

“Law” shall mean any law (statutory, common or otherwise), constitution, ordinance, rule, regulation, executive order or other similar authority enacted, adopted, promulgated or applied by any Government Authority.

“Lien” shall mean a mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, charge, restriction, lien (statutory or otherwise, including, without limitation, any lien for taxes), security interest, preference, participation interest, priority or security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any document under the law of any applicable jurisdiction to evidence any of the foregoing, other than (i) statutory, mechanics’ or other Liens incurred in the Company’s ordinary course of business and (ii) Liens for taxes incurred but not yet due.

“Order” shall mean an order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Government Authority or arbitrator.

“Permit” shall mean a permit, license, certificate, waiver, notice or similar authorization.

“Purchase Price” shall have the meaning set forth in Section 2.2 of this Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any successor federal statute, and the applicable rules and regulations promulgated and in effect from time to time thereunder.

“Shares” shall have the meaning set forth in the recitals to this Agreement.

ARTICLE II

PURCHASE OF THE SHARES

Section 2.1    Purchase and Sale of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the parties contained or incorporated by reference herein, concurrently with the execution hereof, the Company shall issue to the Buyer, and the Buyer shall subscribe for the Shares, in consideration of the payment of the Purchase Price noted herein.

Section 2.2    Purchase Price. As payment in full for the Shares being purchased under this Agreement and against issuance of such Shares, $25,000 shall be paid by or on behalf of the Buyer, at the direction of the Company by wire transfer of immediately available funds or by such other method acceptable to the Company (the “Purchase Price”).

Section 2.3    Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall be held on the date of this Agreement (“Closing Date”) at the offices of Skadden, Arps, Slate, Meagher & Flom, 42/F Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong, or such other place as may be agreed upon by the parties hereto.

Section 2.4    Closing Deliveries. All actions taken at the Closing shall be deemed to have been taken simultaneously.

(a)     Buyer Deliveries. At the Closing, the Buyer shall deliver to the Company the Purchase Price.

(b)     Company Deliveries. At the Closing, the Company shall issue to the Buyer the Shares and make the necessary entries in the Register of Members of the Company.

Section 2.5    Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

Section 2.6    Legend. Any certificate evidencing the Shares and any certificate issued in exchange for or upon the transfer of any Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THE LETTER AGREEMENT BY AND BETWEEN, INTER ALIOS, THE COMPANY AND THE SPONSOR. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

Section 2.7    Surrender. The Buyer hereby irrevocably surrenders to the Company for cancellation and for nil consideration the one Class B ordinary share standing in its name in the register of members of the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants that the statements contained in this ARTICLE III are correct and complete as of the date of this Agreement.

Section 3.1    Due Organization. The Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the Cayman Islands.

Section 3.2    Authority; Enforceability. This Agreement constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Buyer has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by, and is enforceable against, the Buyer.

Section 3.3    No Violation; Necessary Approvals. Neither the execution and delivery of this Agreement by the Buyer, nor the consummation or performance by the Buyer of any of the transactions contemplated hereby, will (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, contract or Permit to which the Buyer is a party or by which it is bound or any of its assets are subject, or any provision of the Buyer’s organizational documents as in effect on the Closing Date, (b) result in the imposition of any lien, claim or encumbrance upon any assets owned by the Buyer, (c) require any Consent under any contract or organizational document to which the Buyer is a party or by which it is bound, or (d) require any Permit under any Law or Order other than (i) required filings, if any, with the SEC and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the transactions contemplated hereunder; or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any of the Shares.

Section 3.4    Investment Representations.

(a) The ultimate parent of the Buyer is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

(b) The Buyer has received, has read, is familiar with and understands the contents of this Agreement.

(c) The Buyer hereby acknowledges that an investment in the Shares involves certain significant risks. The Buyer acknowledges that there is a substantial risk that it will lose all or a portion of its investment and that it is financially capable of bearing the risk of such investment for an indefinite period of time. The Buyer represents that it is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and the Company, and has the capacity to protect its own interests. The Buyer has no need for liquidity in its investment in the Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period. The Buyer understands that there presently is no public market for the Shares and none is anticipated to develop in the foreseeable future.

(d) The Buyer acknowledges that the Shares have not been and will not be registered under the Securities Act, or any state securities act, and are being sold on the basis of exemptions from registration under the Securities Act and applicable state securities acts, except those state securities acts that require registration of the Shares thereunder. Reliance on such exemptions, where applicable, is predicated in part on the accuracy of the Buyer’s representations and warranties set forth herein. The Buyer acknowledges and hereby agrees that the Shares will not be transferable under any circumstances unless the Buyer either registers the Shares in accordance with federal and state securities laws or finds and complies with an available exemption under such laws. Accordingly, the Buyer hereby acknowledges that there can be no assurance that it will be able to liquidate its investment in the Company.

(e) The Buyer acknowledges that it has read the information set forth above regarding certain of such risks and is familiar with the nature and scope of all such risks, including, without limitation, risks arising from the fact that the Company is an entity with limited operating history and financial resources; and the Buyer is fully able to bear the economic risks of such investment for an indefinite period, and can afford a complete loss thereof.

(f) The Buyer has been given the opportunity to (i) ask questions of and receive answers from the Company and its designated representatives concerning the terms and conditions of the offering, the Company and the business and financial condition of the Company and (ii) obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to assist the Buyer in evaluating the advisability of the purchase of the Shares and an investment in the Company. The Buyer further represents and warrants that, prior to signing this Agreement, it has asked such questions, received such answers and obtained such information as it has deemed necessary or advisable to evaluate the merits and risks of the purchase of the Shares and an investment in the Company. The Buyer is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects.

(g) The Buyer understands that no federal, state or other governmental authority has made any recommendation, findings or determination relating to the merits of an investment in the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 4.1    Due Organization. The Company is an exempted company duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands.

Section 4.2    Authority; Enforceability. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Company has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by, and is enforceable against, the Company.

Section 4.3    No Violation; Necessary Approvals. Neither the execution and delivery of this Agreement by the Company, nor the consummation or performance by the Company of any of the transactions contemplated hereby, will (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, contract or Permit to which the Company is a party or by which it is bound or any of its assets are subject, or any provision of the Company’s organizational documents as in effect on the Closing Date, (b) result in the imposition of any lien, claim or encumbrance upon any assets owned by the Company, (c) require any Consent under any contract or organizational document to which the Company is a party or by which it is bound, or (d) require any Permit under any Law or Order other than (i) required filings, if any, with the SEC and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the transactions contemplated hereunder; or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any of the Shares.

Section 4.4    Authorization of the Shares. The Shares have been duly authorized and, when issued in accordance with this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable Class B ordinary shares of the Company and will be free and clear of all Liens and claims, other than restrictions on transfer imposed by the Securities Act and applicable state securities laws.

ARTICLE V

MISCELLANEOUS

Section 5.1    Entire Agreement. This Agreement, together with any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

Section 5.2    Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors.

Section 5.3    Assignments. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this Section 5.3 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

Section 5.4    WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL ACTIONS THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP AND THAT THEY WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. IN THE EVENT OF AN ACTION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY A COURT.

Section 5.5    Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

Section 5.6    Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.7    Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by construed in accordance with the laws of the State of New York.

Section 5.8    Amendments. This Agreement may not be amended, modified or waived except by a written instrument executed by the parties hereto.

Section 5.9    Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a Government Authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the Government Authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

Section 5.10    Expenses. Except as otherwise expressly provided in this Agreement, each party hereto will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

Section 5.11    Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign Law will be deemed also to refer to Law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

Section 5.12    Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

HONY CAPITAL ACQUISITION CORP.

By:	/s/ Bing Yuan
Name: Bing Yuan
Title: Director

BUYER:

HONY CAPITAL ACQUISITION SPONSOR LLC

By:	/s/ Bing Yuan
Name: Bing Yuan
Title: Manager of Sky Top LLC
(Manager of Hony Capital
Acquisition Sponsor LLC)

[Signature Page to Securities Purchase Agreement (SPAC and Sponsor)]